Exhibit 99.1
News Release

Abbott Reports Fourth-Quarter and Full-Year 2025 Results; Issues 2026 Financial Outlook

–Fourth-quarter GAAP diluted EPS of $1.01; adjusted diluted EPS of $1.50 reflects growth of 12 percent
–Full-year 2025 GAAP diluted EPS of $3.72; adjusted diluted EPS of $5.15 reflects growth of 10 percent
–Abbott projects full-year 2026 organic sales growth to be in the range of 6.5% to 7.5%
–Abbott projects full-year 2026 adjusted diluted EPS of $5.55 to $5.80, which reflects 10 percent growth at the midpoint

ABBOTT PARK, Ill., Jan. 22, 2026 — Abbott today announced financial results for the fourth quarter ended Dec. 31, 2025.

•Fourth-quarter sales increased 4.4 percent on a reported basis, 3.0 percent on an organic basis, or 3.8 percent when excluding COVID-19 testing-related sales1.
•Fourth-quarter GAAP diluted EPS of $1.01 and adjusted diluted EPS of $1.50, which excludes specified items and reflects growth of 12 percent.
•Full-year 2025 sales of $44.3 billion increased 5.7 percent on a reported basis, 5.5 percent on an organic basis, or 6.7 percent when excluding COVID-19 testing-related sales2.
•Full-year 2025 GAAP diluted EPS of $3.72 and adjusted diluted EPS of $5.15, which excludes specified items and reflects growth of 10 percent.
•Abbott projects full-year 2026 organic sales growth to be in the range of 6.5% to 7.5%.
•Abbott projects full-year 2026 adjusted diluted EPS of $5.55 to $5.80, which reflects growth of 10 percent at the midpoint.
•In November, Abbott announced an agreement to acquire Exact Sciences, a move that will position the company to enter and lead in the fast-growing cancer diagnostics market. Abbott continues to expect the transaction to close in the second quarter of 2026.
•Abbott expanded its leadership in Electrophysiology with two significant regulatory approvals:
•In December, Abbott announced U.S. Food and Drug Administration (FDA) approval for its Volt™ PFA System, bringing Abbott's first pulsed field ablation (PFA) offering to patients in the United States.
•In January, Abbott announced the company obtained CE Mark for its TactiFlex™ Duo Ablation Catheter, Sensor Enabled™, designed to deliver radiofrequency (RF) and PFA energy to treat patients battling atrial fibrillation.

"In 2025, we expanded margins and achieved double-digit earnings per share growth, our new product pipeline was highly productive, and we took important strategic steps to shape the company for the future," said Robert B. Ford, chairman and chief executive officer, Abbott. "We're well positioned for accelerating growth in 2026."

FOURTH-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange and the impact of discontinuing the ZonePerfect® product line in the Nutrition business, is an appropriate way for investors to best understand the core underlying performance of the business. Management further believes that measuring sales growth rates on an organic basis excluding COVID-19 tests is an appropriate way for investors to best understand the underlying performance of the company as the demand for COVID-19 tests has significantly declined following the transition from a pandemic to endemic phase.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Fourth Quarter 2025 Results (4Q25)

Sales 4Q25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	4,383	806	967	—	2,605
International	7,076	1,134	1,490	1,382	3,070
Total reported	11,459	1,940	2,457	1,382	5,675

% Change vs. 4Q24
U.S.	0.9	(13.2)	(8.4)	n/a	10.7
International	6.7	(5.6)	1.8	9.0	13.7
Total reported	4.4	(8.9)	(2.5)	9.0	12.3
Impact of foreign exchange	1.4	0.2	1.1	2.0	1.9
Organic	3.0	(9.1)	(3.6)	7.0	10.4
Impact of COVID-19 testing sales [1]	(0.8)	—	(3.4)	—	—
Organic (excluding COVID-19 tests)	3.8	(9.1)	(0.2)	7.0	10.4

Organic
U.S.	0.9	(13.2)	(8.4)	n/a	10.7
International	4.3	(5.9)	(0.2)	7.0	10.1
Full-Year 2025 Results (12M25)

Sales 12M25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	17,126	3,606	3,535	—	9,968
International	27,202	4,845	5,402	5,536	11,419
Total reported	44,328	8,451	8,937	5,536	21,387

% Change vs. 12M24
U.S.	4.9	(2.3)	(7.7)	n/a	13.4
International	6.1	2.6	(2.0)	6.6	12.0
Total reported	5.7	0.4	(4.3)	6.6	12.6
Impact of foreign exchange	0.2	(0.7)	0.2	(0.8)	0.7
Impact of business exit*	—	(0.1)	—	—	—
Organic	5.5	1.2	(4.5)	7.4	11.9
Impact of COVID-19 testing sales [2]	(1.2)	—	(4.9)	—	—
Organic (excluding COVID-19 tests)	6.7	1.2	0.4	7.4	11.9

Organic
U.S.	5.0	(1.9)	(7.7)	n/a	13.4
International	5.9	3.7	(2.3)	7.4	10.5
Refer to page 16 for a reconciliation of adjusted historical revenue to reported revenue.

*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Nutrition

Fourth Quarter 2025 Results (4Q25)

Sales 4Q25 ($ in millions)	Total	Pediatric	Adult
U.S.	806	463	343
International	1,134	439	695
Total reported	1,940	902	1,038

% Change vs. 4Q24
U.S.	(13.2)	(17.7)	(6.3)
International	(5.6)	0.3	(8.9)
Total reported	(8.9)	(9.8)	(8.1)
Impact of foreign exchange	0.2	0.3	0.1
Organic	(9.1)	(10.1)	(8.2)

U.S.	(13.2)	(17.7)	(6.3)
International	(5.9)	(0.3)	(9.1)
Worldwide Nutrition sales decreased 8.9 percent on a reported basis and 9.1 percent on an organic basis in the fourth quarter.
Results in the quarter reflect the impact of lower sales volumes compared to the prior year and new strategic price actions targeted to increase volume growth in the future. In addition to these strategic price actions, Abbott expects to increase volume growth with the launch of several new products in 2026.

Full-Year 2025 Results (12M25)

Sales 12M25 ($ in millions)	Total	Pediatric	Adult
U.S.	3,606	2,158	1,448
International	4,845	1,816	3,029
Total reported	8,451	3,974	4,477

% Change vs. 12M24
U.S.	(2.3)	(2.3)	(2.2)
International	2.6	0.1	4.1
Total reported	0.4	(1.2)	2.0
Impact of foreign exchange	(0.7)	(0.5)	(0.7)
Impact of business exit*	(0.1)	—	(0.3)
Organic	1.2	(0.7)	3.0

U.S.	(1.9)	(2.3)	(1.4)
International	3.7	1.3	5.1
*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Diagnostics

Fourth Quarter 2025 Results (4Q25)

Sales 4Q25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	967	376	39	107	445
International	1,490	1,085	102	51	252
Total reported	2,457	1,461	141	158	697

% Change vs. 4Q24
U.S.	(8.4)	3.6	2.9	6.5	(19.7)
International	1.8	5.9	3.3	9.8	(14.1)
Total reported	(2.5)	5.3	3.2	7.5	(17.8)
Impact of foreign exchange	1.1	1.7	2.1	0.4	0.3
Organic	(3.6)	3.6	1.1	7.1	(18.1)

U.S.	(8.4)	3.6	2.9	6.5	(19.7)
International	(0.2)	3.6	0.4	8.3	(14.9)

Global Diagnostics sales decreased 2.5 percent on a reported basis, decreased 3.6 percent on an organic basis, and decreased 0.2 percent when excluding COVID-19 testing-related sales1.

COVID-19 testing-related sales were $89 million in the quarter, compared to $176 million in the fourth quarter of the prior year.

Global Core Laboratory Diagnostics sales increased 5.3 percent on a reported basis and increased 3.6 percent on an organic basis. Growth in other geographies was partially offset by challenging market conditions in China, including the impact of volume-based procurement programs.
Full-Year 2025 Results (12M25)

Sales 12M25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	3,535	1,425	150	422	1,538
International	5,402	3,935	367	184	916
Total reported	8,937	5,360	517	606	2,454

% Change vs. 12M24
U.S.	(7.7)	7.0	0.4	3.4	(20.8)
International	(2.0)	0.8	(1.1)	2.5	(13.3)
Total reported	(4.3)	2.4	(0.7)	3.1	(18.1)
Impact of foreign exchange	0.2	0.3	0.5	—	(0.1)
Organic	(4.5)	2.1	(1.2)	3.1	(18.0)

U.S.	(7.7)	7.0	0.4	3.4	(20.8)
International	(2.3)	0.4	(1.8)	2.4	(13.1)

Established Pharmaceuticals

Fourth Quarter 2025 Results (4Q25)

Sales 4Q25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,382	1,046	336
Total reported	1,382	1,046	336

% Change vs. 4Q24
U.S.	n/a	n/a	n/a
International	9.0	10.3	5.0
Total reported	9.0	10.3	5.0
Impact of foreign exchange	2.0	1.6	3.1
Organic	7.0	8.7	1.9

U.S.	n/a	n/a	n/a
International	7.0	8.7	1.9

Established Pharmaceuticals sales increased 9.0 percent on a reported basis and 7.0 percent on an organic basis in the fourth quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 10.3 percent on a reported basis and 8.7 percent on an organic basis, led by double-digit growth in India and several countries across Latin America and the Middle East.

Full-Year 2025 Results (12M25)

Sales 12M25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	5,536	4,167	1,369
Total reported	5,536	4,167	1,369

% Change vs. 12M24
U.S.	n/a	n/a	n/a
International	6.6	8.0	2.5
Total reported	6.6	8.0	2.5
Impact of foreign exchange	(0.8)	(1.5)	1.1
Organic	7.4	9.5	1.4

U.S.	n/a	n/a	n/a
International	7.4	9.5	1.4

Medical Devices

Fourth Quarter 2025 Results (4Q25)

Sales 4Q25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,605	340	340	283	287	304	208	843
International	3,070	365	390	92	496	371	66	1,290
Total reported	5,675	705	730	375	783	675	274	2,133

% Change vs. 4Q24
U.S.	10.7	12.8	13.1	11.7	6.5	4.8	1.9	14.9
International	13.7	13.4	13.9	17.9	8.9	16.3	23.8	14.2
Total reported	12.3	13.1	13.5	13.2	8.0	10.8	6.5	14.5
Impact of foreign exchange	1.9	1.6	1.0	1.1	1.5	2.1	0.9	2.8
Organic	10.4	11.5	12.5	12.1	6.5	8.7	5.6	11.7

U.S.	10.7	12.8	13.1	11.7	6.5	4.8	1.9	14.9
International	10.1	10.2	11.9	13.4	6.6	12.3	19.6	9.6

Worldwide Medical Devices sales increased 12.3 percent on a reported basis and 10.4 percent on an organic basis in the fourth quarter.

Sales growth in the quarter was led by double-digit growth in Electrophysiology, Heart Failure, Diabetes Care, and Rhythm Management.

In Diabetes Care, sales of continuous glucose monitors were $2.0 billion and grew 15.0 percent on a reported basis and 12.2 percent on an organic basis.

Full-Year 2025 Results (12M25)

Sales 12M25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	9,968	1,334	1,283	1,107	1,118	1,172	773	3,181
International	11,419	1,315	1,481	341	1,877	1,351	237	4,817
Total reported	21,387	2,649	2,764	1,448	2,995	2,523	1,010	7,998

% Change vs. 12M24
U.S.	13.4	15.7	12.4	12.2	5.8	11.5	0.8	20.8
International	12.0	6.4	11.7	16.4	5.4	13.0	21.5	15.4
Total reported	12.6	10.9	12.0	13.2	5.6	12.3	5.0	17.5
Impact of foreign exchange	0.7	0.7	0.4	0.5	0.5	0.8	0.2	1.2
Organic	11.9	10.2	11.6	12.7	5.1	11.5	4.8	16.3

U.S.	13.4	15.7	12.4	12.2	5.8	11.5	0.8	20.8
International	10.5	5.0	10.9	14.3	4.7	11.5	20.5	13.5

ABBOTT'S FINANCIAL GUIDANCE
Abbott projects full-year 2026 organic sales growth to be in the range of 6.5% to 7.5%.

Abbott projects full-year 2026 adjusted diluted earnings per share of $5.55 to $5.80 and first-quarter 2026 adjusted diluted earnings per share of $1.12 to $1.18.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
ABBOTT DECLARES 408th CONSECUTIVE QUARTERLY DIVIDEND
On Dec. 12, 2025, the board of directors of Abbott declared the company's quarterly dividend of $0.63 per share. Abbott's cash dividend is payable Feb. 13, 2026, to shareholders of record at the close of business on Jan. 15, 2026.

Abbott has increased its dividend payout for 54 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 115,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its fourth-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2024, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika McLoughlin, 224-399-5082 Randy Blakley, 224-668-0036	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1.In the fourth quarter of 2025, total worldwide sales were $11.459 billion, total Diagnostics sales were $2.457 billion and COVID-19 testing-related sales were $89 million. In the fourth quarter of 2024, total worldwide sales were $10.974 billion, total Diagnostics sales were $2.520 billion and COVID-19 testing-related sales were $176 million.

2.In the full-year 2025, total worldwide sales were $44.328 billion, total Diagnostics sales were $8.937 billion and COVID-19 testing-related sales were $297 million. In the full year 2024, total worldwide sales were $41.950 billion, total Diagnostics sales were $9.341 billion and COVID-19 testing-related sales were $747 million.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Fourth Quarter Ended December 31, 2025 and 2024
(in millions, except per share data)
(unaudited)

	4Q25	4Q24	% Change
Net Sales	$11,459	$10,974	4.4

Cost of products sold, excluding amortization expense	4,922	4,942	(0.4)
Amortization of intangible assets	422	465	(9.4)
Research and development	735	749	(1.9)
Selling, general, and administrative	3,129	2,907	7.7
Total Operating Cost and Expenses	9,208	9,063	1.6

Operating Earnings	2,251	1,911	17.8

Interest expense, net	42	45	(8.0)
Net foreign exchange (gain) loss	(15)	(10)	n/m
Other (income) expense, net	(134)	(154)	(13.0)
Earnings before taxes	2,358	2,030	16.1
Taxes on earnings	582	(7,199)	n/m	1)

Net Earnings	$1,776	$9,229	n/m

Net Earnings excluding Specified Items, as described below	$2,630	$2,349	11.9	2)

Diluted Earnings per Common Share	$1.01	$5.27	n/m

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.50	$1.34	11.9	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,747	1,746
NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings includes the recognition of approximately $20 million of net tax expense as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $150 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $854 million, or $0.49 per share, for intangible amortization, charges related to restructuring, legal reserves, acquisitions, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax benefits of $6.880 billion, or $3.93 per share, for non-cash valuation allowance adjustments, intangible amortization, charges related to intangible impairments, expenses associated with restructuring actions, acquisitions and other net expenses.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Twelve Months Ended December 31, 2025 and 2024
(in millions, except per share data)
(unaudited)

	12M25	12M24	% Change
Net Sales	$44,328	$41,950	5.7

Cost of products sold, excluding amortization expense	19,319	18,706	3.3
Amortization of intangible assets	1,682	1,878	(10.5)
Research and development	2,942	2,844	3.5
Selling, general, and administrative	12,332	11,697	5.4
Total Operating Cost and Expenses	36,275	35,125	3.3

Operating Earnings	8,053	6,825	18.0

Interest expense, net	185	215	(13.8)
Net foreign exchange (gain) loss	(50)	(27)	n/m
Other (income) expense, net	(548)	(376)	45.9
Earnings before taxes	8,466	7,013	20.7
Taxes on earnings	1,942	(6,389)	n/m	1)

Net Earnings	$6,524	$13,402	n/m

Net Earnings excluding Specified Items, as described below	$9,040	$8,200	10.2	2)

Diluted Earnings per Common Share	$3.72	$7.64	n/m

Diluted Earnings per Common Share, excluding Specified Items, as described below	$5.15	$4.67	10.3	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,749	1,748

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings includes the recognition of approximately $70 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $610 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $2.516 billion, or $1.43 per share, for intangible amortization, charges related to investment impairments, restructuring, legal reserves, acquisitions, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax benefits of $5.202 billion, or $2.97 per share, for non-cash valuation allowance adjustments, intangible amortization, charges related to intangible impairments, expenses associated with restructuring actions, acquisitions and a divestiture, and other net expenses.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Fourth Quarter Ended December 31, 2025 and 2024
(in millions, except per share data)
(unaudited)

	4Q25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$422	$(422)	$—
Gross Margin	6,115	428	6,543
R&D	735	(29)	706
SG&A	3,129	(254)	2,875
Other (income) expense, net	(134)	(17)	(151)
Earnings before taxes	2,358	728	3,086
Taxes on Earnings	582	(126)	456
Net Earnings	1,776	854	2,630
Diluted Earnings per Share	$1.01	$0.49	$1.50

Specified items reflect intangible amortization expense of $422 million and other net expenses of $306 million associated with restructuring actions, legal reserves, acquisitions, and other net expenses. See page 17 for additional details regarding specified items.

	4Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$465	$(465)	$—
Gross Margin	5,567	673	6,240
R&D	749	(59)	690
SG&A	2,907	(21)	2,886
Other (income) expense, net	(154)	20	(134)
Earnings before taxes	2,030	733	2,763
Taxes on Earnings	(7,199)	7,613	414
Net Earnings	9,229	(6,880)	2,349
Diluted Earnings per Share	$5.27	$(3.93)	$1.34

Specified items reflect intangible amortization expense of $465 million and other net expenses of $268 million associated with restructuring actions, acquisitions and other net expenses. See page 18 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Twelve Months Ended December 31, 2025 and 2024
(in millions, except per share data)
(unaudited)

	12M25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,682	$(1,682)	$—
Gross Margin	23,327	1,824	25,151
R&D	2,942	(112)	2,830
SG&A	12,332	(312)	12,020
Other (income) expense, net	(548)	(48)	(596)
Earnings before taxes	8,466	2,296	10,762
Taxes on Earnings	1,942	(220)	1,722
Net Earnings	6,524	2,516	9,040
Diluted Earnings per Share	$3.72	$1.43	$5.15

Specified items reflect intangible amortization expense of $1.682 billion and other net expenses of $614 million associated with restructuring actions, legal reserves, acquisitions, investment impairment charges, and other net expenses. See page 19 for additional details regarding specified items.

	12M24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,878	$(1,878)	$—
Gross Margin	21,366	2,213	23,579
R&D	2,844	(140)	2,704
SG&A	11,697	(117)	11,580
Other (income) expense, net	(376)	(163)	(539)
Earnings before taxes	7,013	2,633	9,646
Taxes on Earnings	(6,389)	7,835	1,446
Net Earnings	13,402	(5,202)	8,200
Diluted Earnings per Share	$7.64	$(2.97)	$4.67

Specified items reflect intangible amortization expense of $1.878 billion and other net expenses of $755 million associated with intangible impairments, restructuring actions, acquisitions, a divestiture and other net expenses. See page 19 for additional details regarding specified items.

A reconciliation of the fourth-quarter tax rates for 2025 and 2024 is shown below:

	4Q25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,358	$582	24.7%	1)
Specified items	728	(126)
Excluding specified items	$3,086	$456	14.8%

	4Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,030	$(7,199)	(354.6%)	2)
Specified items	733	7,613
Excluding specified items	$2,763	$414	15.0%
1)2025 Taxes on Earnings includes the recognition of approximately $20 million of net tax expense as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $150 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

A reconciliation of the year-to-date tax rates for 2025 and 2024 is shown below:

	12M25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$8,466	$1,942	22.9%	3)
Specified items	2,296	(220)
Excluding specified items	$10,762	$1,722	16.0%

	12M24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$7,013	$(6,389)	(91.1%)	4)
Specified items	2,633	7,835
Excluding specified items	$9,646	$1,446	15.0%
3)2025 Taxes on Earnings includes the recognition of approximately $70 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $610 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

4)2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Twelve Months Ended December 31, 2025 and 2024
($ in millions)
(unaudited)

	12M25	12M24			% Change vs. 12M24
						Non-GAAP
	Abbott Reported	Abbott Reported	Impact from business exit (a)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	44,328	41,950	(13)	41,937	5.7	5.7	5.5
U.S.	17,126	16,323	(13)	16,310	4.9	5.0	5.0
Intl	27,202	25,627	—	25,627	6.1	6.1	5.9

Total Nutrition	8,451	8,413	(13)	8,400	0.4	0.5	1.2
U.S.	3,606	3,689	(13)	3,676	(2.3)	(1.9)	(1.9)
Intl	4,845	4,724	—	4,724	2.6	2.6	3.7

Adult Nutrition	4,477	4,390	(13)	4,377	2.0	2.3	3.0
U.S.	1,448	1,481	(13)	1,468	(2.2)	(1.4)	(1.4)
Intl	3,029	2,909	—	2,909	4.1	4.1	5.1

(a) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business. This action was initiated in March 2024.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Fourth Quarter Ended December 31, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$3	$422	$1	$428
R&D	—	(14)	—	(15)	(29)
SG&A	(38)	(51)	—	(165)	(254)
Other (income) expense, net	(8)	(3)	—	(6)	(17)
Earnings before taxes	$48	$71	$422	$187	728
Taxes on Earnings (d)					(126)
Net Earnings					$854
Diluted Earnings per Share					$0.49
The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans.
c)Other includes $165 million for legal reserves related to a certain agreed-upon settlement. Other also includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and recognition of a tax expense as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $150 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Fourth Quarter Ended December 31, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$49	$465	$159	$673
R&D	(1)	(20)	—	(38)	(59)
SG&A	(5)	(22)	—	6	(21)
Other (income) expense, net	(2)	—	—	22	20
Earnings before taxes	$8	$91	$465	$169	733
Taxes on Earnings (d)					7,613
Net Earnings					$(6,880)
Diluted Earnings per Share					$(3.93)

The table above provides additional details regarding the specified items described on page 13.
a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and intangible asset impairment charges.
d)Reflects the net tax benefit associated with the specified items, including non-cash valuation allowance adjustments.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Twelve Months Ended December 31, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$3	$128	$1,682	$11	$1,824
R&D	(1)	(56)	—	(55)	(112)
SG&A	(53)	(100)	—	(159)	(312)
Other (income) expense, net	(26)	(3)	—	(19)	(48)
Earnings before taxes	$83	$287	$1,682	$244	2,296
Taxes on Earnings (d)					(220)
Net Earnings					$2,516
Diluted Earnings per Share					$1.43
The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans.
c)Other includes $165 million for legal reserves related to a certain agreed-upon settlement. Other also includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment impairments.
d)Reflects the net tax benefit associated with the specified items and recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $610 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Twelve Months Ended December 31, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$125	$1,878	$208	$2,213
R&D	(5)	(21)	—	(114)	(140)
SG&A	(37)	(39)	—	(41)	(117)
Other (income) expense, net	(155)	—	—	(8)	(163)
Earnings before taxes	$199	$185	$1,878	$371	2,633
Taxes on Earnings (d)					7,835
Net Earnings					$(5,202)
Diluted Earnings per Share					$(2.97)
The table above provides additional details regarding the specified items described on page 14.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment and intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items, including non-cash valuation allowance adjustments.